Exhibit 99.4

American Realty Capital Hospitality Trust, Inc.

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2014 and Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Three Months Ended March 31, 2014 and for the Year Ended December 31, 2013

Barceló Portfolio Acquisition

The unaudited Pro Forma Condensed Consolidated Statements of Operations have been prepared through the application of pro forma adjustments to the historical Condensed Consolidated Statements of Operations of American Realty Capital Hospitality Trust, Inc. (the “Company” and “ARC Hospitality”) reflecting the fee simple interest in three hotel properties, one hotel property subject to an operating lease, and equity interests in joint ventures that own two hotels (the “Barceló Portfolio”) which were acquired on March 21, 2014.

The unaudited Pro Forma Condensed Consolidated Statements of Operations and the related pro forma adjustments for the three months ended March 31, 2014 and year ended December 31, 2013 were prepared as if these transactions occurred on January 1, 2014 and 2013, respectively, and should be read in conjunction with the Company’s historical condensed consolidated financial statements and notes thereto and the Barceló Portfolio’s historical combined financial statements and notes thereto. The unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended March 31, 2014 and for the year ended December 31, 2013 are not necessarily indicative of what the actual results of operations would have been had the Company acquired the Barceló Portfolio on January 1, 2014 and 2013, respectively, nor does it purport to present the future results of operations of the Company. Certain nonrecurring transactional expenses have been excluded from the unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended March 31, 2014 and for the year ended December 31, 2013. These expenses are shown as a direct charge to accumulated deficit on the unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2014.

No pro forma adjustments were made to the unaudited Pro Forma Condensed Consolidated Balance Sheet for the Barceló Acquisition as it is already reflected in the historical Condensed Consolidated Balance Sheet of the Company as of March 31, 2014

Grace Portfolio Acquisition

The unaudited Pro Forma Condensed Consolidated Balance Sheet and the unaudited Pro Forma Condensed Consolidated Statements of Operations have been prepared through the application of pro forma adjustments to the historical Condensed Consolidated Balance Sheet and Statements of Operations of the Company reflecting the recent Real Estate Sale Agreement (the “Agreement”) entered into by a wholly owned subsidiary of the Company’s operating partnership and W2007 Equity Inns Realty, LLC, W2007 Equity Inns Realty, L.P., W2007 EQI Urbana Partnership, L.P., W2007 EQI Seattle Partnership, L.P., W2007 EQI Savannah 2 Partnership, L.P., W2007 EQI Rio Rancho Partnership, L.P., W2007 EQI Orlando Partnership, L.P., W2007 EQI Orlando 2 Partnership, L.P., W2007 EQI Naperville Partnership, L.P., W2007 EQI Milford Partnership, L.P., W2007 EQI Louisville Partnership, L.P., W2007 EQI Knoxville Partnership, L.P., W2007 EQI Jacksonville Partnership, L.P., W2007 EQI Indianapolis Partnership, L.P., W2007 EQI Houston Partnership, L.P., W2007 EQI HI Austin Partnership, L.P., W2007 EQI East Lansing Partnership, L.P., W2007 EQI Dalton Partnership, L.P., W2007 EQI College Station Partnership, L.P., W2007 EQI Carlsbad Partnership, L.P., W2007 EQI Augusta Partnership, L.P. and W2007 EQI Asheville Partnership, L.P. (collectively, the “Sellers”). Each of the Sellers is a wholly-owned subsidiary of W2007 Grace I, LLC (“Grace”), which is indirectly owned by one or more Whitehall Real Estate Funds controlled by The Goldman Sachs Group, Inc. Pursuant to the Agreement, one or more subsidiaries of the Company will acquire fee simple or leasehold interests held by Sellers in each of 126 hotels (“Grace Portfolio”).

The pending acquisitions are expected to close during the fourth quarter of 2014. Although we have entered into the Agreement relating to the acquisition of the Grace Portfolio, there is no guarantee that we will be able to consummate the acquisition of such assets. Accordingly, the Company cannot assure that the Grace Portfolio as presented in the unaudited Pro Forma Condensed Consolidated Balance Sheet and unaudited Pro Forma Condensed Consolidated Statements of Operations will be completed based on the terms of the transactions or at all.

The unaudited Pro Forma Condensed Consolidated Balance Sheet and unaudited Pro Forma Condensed Consolidated Statements of Operations assume that the transaction includes all 126 hotels in the Grace Portfolio. ARC Hospitality has the right under the Agreement to exclude certain fee simple or leasehold interests of the 126 hotels from the Grace Portfolio acquisition.

The unaudited Pro Forma Condensed Consolidated Balance Sheet and the related pro forma adjustments for March 31, 2014 were prepared as if these transactions occurred on March 31, 2014 and should be read in conjunction with the Company’s historical condensed consolidated financial statements and notes thereto and Grace’s historical condensed consolidated financial statements and notes thereto. The unaudited Pro Forma Condensed Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been had the Company acquired the Grace Portfolio as of March 31, 2014 nor does it purport to present the future financial position of the Company.

The unaudited Pro Forma Condensed Consolidated Statements of Operations and the related pro forma adjustments for the three months ended March 31, 2014 and year ended December 31, 2013 were prepared as if these transactions occurred on January 1, 2014 and 2013, respectively, and should be read in conjunction with the Company’s historical condensed consolidated financial statements and notes thereto and Grace’s historical condensed consolidated financial statements and notes thereto. The unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended March 31, 2014 and for the year ended December 31, 2013 are not necessarily indicative of what the actual results of operations would have been had the Company acquired the Grace Portfolio on January 1, 2014 and 2013, respectively, nor does it purport to present the future results of operations of the Company. Certain nonrecurring transactional expenses have been excluded from the unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended March 31, 2014 and for the year ended December 31, 2013. These expenses are shown as a direct charge to accumulated deficit on the unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2014.

American Realty Capital Hospitality Trust, Inc.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

(In thousands)

	ARC Hospitality (A)	Grace (B)	Pro Forma Combined	Pro Forma Adjustments		Pro Forma ARC Hospitality
	March 31, 2014	March 31, 2014	March 31, 2014	March 31, 2014		March 31, 2014
Assets

Real estate investments:
Land	$12,133	$277,500	$289,633	$21,773	C	$311,406
Buildings and improvements	78,335	1,160,201	1,238,536	91,030	C	1,329,566
Furniture, fixtures and equipment	4,793	324,203	328,996	25,437	C	354,433
Leases	8,246	13,253	21,499	11,603	C	33,102
Total real estate investments	103,507	1,775,157	1,878,664	149,843		2,028,507
Less: accumulated depreciation and amortization	(122)	(400,815)	(400,937)	400,815	D	(122)
Total real estate investments, net	103,385	1,374,342	1,477,727	550,658		2,028,385
Cash and cash equivalents	3,644	20,947	24,591	(3,177)	E	21,414
Restricted cash	2,669	55,712	58,381	(45,681)	F	12,700
Investments in unconsolidated entities	5,000	-	5,000	-		5,000
Accounts receivable, net	-	9,221	9,221	(263)	G	8,958
Prepaid expenses and other assets	3,003	5,330	8,333	(2,237)	H	6,096
Deferred financing fees, net	1,598	550	2,148	11,403	I	13,551
Deferred franchise fees, net	-	3,407	3,407	12,343	J	15,750
Total Assets	$119,299	$1,469,509	$1,588,808	$523,046		$2,111,854

Liabilities and Stockholders' Equity

Mortgage notes payable	$45,500	$1,160,912	$1,206,412	$(184,912)	K	$1,021,500
Promissory notes payable	64,849	-	64,849	-		64,849
Redeemable equity instruments	-	-	-	451,000	K	451,000
Accounts payable and accrued expenses	10,118	66,411	76,529	(30,939)	L	45,590
Due to affiliate	3,214	-	3,214	30,685	M	33,899
Total liabilities	123,681	1,227,323	1,351,004	265,834		1,616,838
Preferred stock	-	101,206	101,206	(101,206)	K	-
Common stock	1	-	1	5,379	K	5,380
Additional paid-in capital	905	-	905	532,473	K	533,378
Accumulated deficit	(5,288)	(34,020)	(39,308)	(4,434)	N	(43,742)
Non-controlling equity purchase option	-	175,000	175,000	(175,000)	L	-
Total stockholders' equity	(4,382)	242,186	237,804	257,212		495,016
Total Liabilities and Stockholders' Equity	$119,299	$1,469,509	$1,588,808	$523,046		$2,111,854

Notes to unaudited Pro Forma Condensed Consolidated Balance Sheet

A	Reflects the historical Condensed Consolidated Balance Sheet of the Company as of the date indicated.
B	Reflects the historical Condensed Consolidated Balance Sheet of Grace as of the date indicated.
C	Represents an adjustment to real estate investments as estimated by the Company's initial purchase price allocations, see table below.

	Grace		Estimated Purchase
(in thousands)	Portfolio (1)	Adjustment	Price Allocation (2)
Land	$277,500	$21,773	$299,273
Buildings and improvements	1,160,201	91,030	1,251,231
Furniture, fixtures and equipment	324,203	25,437	349,640
Leases	13,253	11,603	24,856
Total real estate investments	$1,775,157	$149,843	$1,925,000

(1)	Per the March 31, 2014 condensed consolidated financial statements and notes to the condensed consolidated financial statements of Grace.
(2)	The current aggregate contract purchase price for the Grace Portfolio is $1.925 billion, exclusive of closing costs and subject to certain adjustments at closing. This purchase price includes all 126 hotels in the Grace Portfolio and is subject to change at closing. The purchase price allocation is an estimate; the final purchase price allocation will be completed within one year of closing.

D	Represents removal of prior accumulated depreciation per Grace's condensed consolidated financial statements as it is assumed the pro forma real estate investments were purchased as of the balance sheet date.
E	Represents an adjustment to remove the cash and cash equivalents at the corporate level of Grace, which are not included in this transaction.

F	Represents an adjustment to establish the estimated reserves as follows at closing, see table below.

			Pro Forma
(in thousands)	Grace (1)	Adjustment(2)	Reserves (3)
Working capital reserve	$33,413	$(33,413)	$-
Real estate taxes reserve	3,585	-	3,585
Furniture, fixtures and equipment reserve	5,591	-	5,591
Other reserves	12,346	(12,247)	99
Ground rent reserve	374	-	374
Insurance reserve	281	-	281
Interest reserve	61	-	61
Required repairs reserve	40	-	40
Debt service reserve	21	(21)	-
	$55,712	$(45,681)	$10,031

(1)	Per the March 31, 2014 financial information provided by the management of Grace.
(2)	Represents an adjustment to remove the restricted cash at the corporate level of Grace, which is not included in this transaction.
(3)	Restricted cash associated with Grace Portfolio will be acquired as part of the transaction for cash consideration in addition to the $1.925 billion current aggregate contract purchase price. This amount represents an estimate and will be finalized at closing.

G	Represents an adjustment for accounts receivable, net, assumed by ARC Hospitality in the transaction. Accounts receivable associated with the Grace Portfolio will be acquired as part of the transaction for cash consideration in addition to the $1.925 billion current aggregate contract purchase price. The additional cash consideration to be paid by ARC Hospitality is based on the below table.

		Percentage Increase	Additional Cash
(in thousands)	Grace (1)	to Purchase Price (2)	Consideration (3)	Adjustment
Accounts receivable outstanding for 30 days or less	$7,897	100%	$7,897	$-
Accounts receivable outstanding for the period of 31 days to 60 days	943	90%	849	(94)
Accounts receivable outstanding for the period of 61 days to 90 days	283	75%	212	(71)
Accounts receivable outstanding for more than 90 days	98	0%	-	(98)
	$9,221		$8,958	$(263)

(1)	Accounts receivable aging is estimated per the financial information provided by the management of Grace. Any allowance is assumed to be within the accounts receivable outstanding for more than 90 days.
(2)	Per the Agreement.
(3)	The additional cash consideration to be paid by the Company for accounts receivable assumed by ARC Hospitality in the transaction is calculated by multiplying the accounts receivable amount and the percentage increase to purchase price for each accounts receivable aging category.

H	Represents an adjustment to prepaid expenses and other assets as follows at closing, see table below.

(in thousands)	Grace (1)	Adjustment(2)	Pro Forma Prepaid Expenses and Other Assets (3)
Other	$2,038	$(1,329)	$709
Prepaid insurance	1,753	(618)	1,135
Prepaid property taxes	819	-	819
Capital deposits	290	(290)	-
Inventory	281	-	281
Utility deposits	149	-	149
	$5,330	$(2,237)	$3,093

(1)	Per the March 31, 2014 financial information provided by the management of Grace.
(2)	Represents an adjustment to remove the prepaid expenses and other assets at the corporate level of Grace, which are not included in this transaction.
(3)	Prepaid expenses and other assets associated with the Grace Portfolio will be acquired as part of the transaction for cash consideration in addition to the $1.925 billion current aggregate contract purchase price.

I	Represents removal of deferred financing fees, net, of Grace and the addition of the pro forma deferred financing fees based on the pro forma capital structure. See table below for details.

(in thousands)	Mortgage Debt Assumed by ARC Hospitality in this Transaction (1)	Class A Units(1)	Total	Fee Rate (where applicable)
Financing Fees to American Realty Capital Hospitality Advisors, LLC (2)	$7,320	$3,383	$10,703	0.75%
Assumption Fees (3)	250	-	250	N/A
Legal and other third party fees (4)	700	300	1,000	0.50%
	$8,270	$3,683	$11,953
Grace deferred financing fees, net			(550)
Pro forma deferred financing fees			$11,403

(1)	See note K to the unaudited Pro Forma Condensed Consolidated Balance Sheet for details on the pro forma capital structure. Deferred financing fees may be higher depending on the final capital structure.
(2)	Represents a fee to be charged to the Company by American Realty Capital Hospitality Advisors, LLC related to financing coordination services provided to the Company. For further details, refer to the Company’s registration statement on Form S-11.
(3)	Per the agreement for the mortgage debt assumed by ARC Hospitality in this transaction.
(4)	This amount represents an estimate and will be finalized at closing.

J	Represents removal of deferred franchise fees, net, of the Grace Portfolio and the addition of the pro forma deferred franchise fees, see table below.

(in thousands)	Fee Per Hotel (1)	Number of Hotels	Total Fees
Pro forma deferred franchise fees	$125	126	$15,750

(1) Assumed a market rate of $125 thousand per property due to the volume of applications with each franchisor. This amount represents an estimate and will be finalized at closing.

K	Represents an adjustment for pro forma capital structure, see table below.

	Face Amount
(in thousands)	of Instrument	Interest Rate
Mortgage debt assumed by ARC Hospitality in this transaction (1)	$865,000	3.13	%(5)
Mortgage debt assumed by ARC Hospitality in this transaction (1)	111,000	5.92	%(6)
Class A Units (2)	451,000	7.50%
Common equity(3)(4)	498,000
	$1,925,000

(1)	Financing on 106 hotels included in the Grace Portfolio. ARC Hospitality must have an interest rate cap in place with a principal amount of at least the outstanding balance due under these notes.

(2)	Class A Units are entitled to monthly distributions at a rate of 7.50% per annum for the first 18 months following closing and 8.00% per annum thereafter. On liquidation, the holders of the Class A Units will be entitled to receive its original value (as reduced by redemptions) prior to any distributions being made to the Company. Due to its characteristics, the Class A Units will be treated as debt under accounting principles generally accepted in the United States of America ("GAAP") and classified as "Redeemable equity instruments" in the unaudited Pro Forma Condensed Consolidated Balance Sheet.

(3)

The Company must fund approximately $227.0 million through additional mortgage or mezzanine financing to close the transaction. However, there can be no assurance that the Company will be able to secure additional financing on terms that it deems favorable or at all. Due to this uncertainty, the $227.0 million is not reflected as debt above but presented as additional required common equity.

(4)	Common equity raised as part of the offering of ARC Hospitality. As of March 31, 2014, the Company's annualized distribution rate on common equity was 6.8%.

(5)	The interest rate associated with this debt instrument is a floating rate of LIBOR plus spread. The spread associated with this debt instrument is the weighted average of the spreads of multiple tranches incorporated within this debt instrument. The weighted average spread for this debt instrument is 2.98%. LIBOR is assumed to be 0.15% as of March 31, 2014. This amount represents an estimate and will be finalized at closing.

(6)	The interest rate associated with this debt instrument is a floating rate of LIBOR plus spread. The spread for this debt instrument is 5.77%. LIBOR is assumed to be 0.15% as of March 31, 2014. This amount represents an estimate and will be finalized at closing.

L	Represents an adjustment to accounts payable and accrued expenses for balance sheet items associated with the pro forma presentation of this transaction, see table below.

(in thousands)	Pro Forma Adjustment
Accounts payable and accrued expenses
Grace	$(66,411)
Deferred financing fees (1)	11,953
Franchise fees (2)	15,750
Provision for income taxes (3)	869
Transaction and acquisition fees	6,900
Total adjustment to accounts payable and accrued expenses	$(30,939)

(1)	See note I to the unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2014.
(2)	See note J to the unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2014.
(3)	See note I to the unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 2014.

M	Represents an adjustment to due to affiliate for transaction and acquisition fees of $30.7 million.

N	Represents an adjustment to accumulated deficit for balance sheet items associated with the pro forma presentation of this transaction, see table below.

(in thousands)	Pro Forma Adjustment
Accumulated deficit
Grace	$34,020
Provision for income taxes (1)	(869)
Transaction and acquisition fees	(37,585)
Total adjustment to accumulated deficit	$(4,434)

(1)	See note I to the unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 2014

American Realty Capital Hospitality Trust, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

Three Months Ended March 31, 2014

(In thousands, except for share and per share data)

										ARC Hospitality
					ARC Hospitality					Pro Forma for
			Barceló Portfolio		Pro Forma for			Grace Acquisition		Barceló Portfolio
	ARC Hospitality (A)		Acquisition Pro		Barceló Portfolio			Pro Forma		and Grace
	Predecessor	Successor	Forma Adjustment		Acquisition		Grace (B)	Adjustment		Acquisition
	For the Period from January 1 to March 20, 2014	For the Period from March 21 to March 31, 2014	Three Months Ended March 31, 2014		Three Months Ended March 31, 2014		Three Months Ended March 31, 2014	Three Months Ended March 31, 2014		Three Months Ended March 31, 2014

Revenues
Rooms	$6,026	$965	$-		$6,991		$103,380	$-		$110,371
Food and beverage	1,543	231	-		1,774		2,160	-		3,934
Other	676	124	-		800		1,889	-		2,689
Total revenue	8,245	1,320	-		9,565		107,429	-		116,994
Operating expenses
Rooms	1,405	203	-		1,608		26,069	-		27,677
Food and beverage	1,042	136	-		1,178		1,907	-		3,085
Asset management fees	-	-	-		-		1,910	(1,910)	C	-
Other property-level operating costs	3,490	507	-		3,997		35,574	-		39,571
Property tax, ground lease, insurance and property management fees (D)	289	46	-		335		8,115	-		8,450
Corporate overhead	-	-	-		-		1,278	(1,278)	E	-
Depreciation and amortization	994	122	(277)	F	839		20,926	4,877	F	26,642
Rent	933	130	-		1,063		-	-		1,063
Total operating expenses	8,153	1,144	(277)		9,020		95,779	1,689		106,488
Income from operations	92	176	277		545		11,650	(1,689)		10,506
Interest income	-	-	-		-		23	(23)	G	-
Interest expense	(531)	(212)	(1,011)	H	(1,754)		(19,705)	1,261	H	(20,198)
Acquisition and transaction related costs	-	(4,458)	4,458		-		-	-		-
Other income	-	-	-		-		9	-		9
Equity in losses of unconsolidated affiliates	(166)	-	-		(166)		-	-		(166)
General and administrative	-	(690)	-		(690)		-	(1,278)	E	(1,968)
Total expenses	(697)	(5,360)	3,447		(2,610)		(19,673)	(40)		(22,323)
Net loss from continuing operations before taxes	(605)	(5,184)	3,724		(2,065)		(8,023)	(1,729)		(11,817)
Provision for income taxes	-	98	(88)		10	I	-	859	I	869
Net loss from continuing operations and comprehensive loss from continuing operations	$(605)	$(5,282)	$3,812		$(2,075)		$(8,023)	$(2,588)		$(12,686)

Basic and diluted net loss per share	N/A	$(76.97)			$(30.24)					$(0.52)
Basic and diluted weighted average shares outstanding	N/A	68,622			68,622			24,447,806	J	24,516,428

N/A - not applicable

Notes to unaudited Pro Forma Condensed Consolidated Statement of Operations for the Three Months Ended March 31, 2014

A	Reflects the historical combined Statement of Operations for the Barceló Portfolio (Predecessor) for the period from January 1 to March 20, 2014 and the unaudited Condensed Consolidated Statement of Operations for the Company (Successor) for the period from March 21, 2014 to March 31, 2014.
B	Reflects the historical Condensed Consolidated Statement of Operations of Grace for the three months ended March 31, 2014.
C	Represents an adjustment to remove the current Grace asset management fees.

D	The property management fees through 2014 will be materially the same on a portfolio basis to those historically charged to the Barceló Portfolio and Grace Portfolio.
E	Pro forma corporate overhead is reclassified to general and administrative expenses to match ARC Hospitality's presentation.

F	Represents an adjustment to record depreciation expense in accordance with the Company's estimated purchase price allocation and depreciation policies, see tables below.

Fee Simple and Leases	Barceló Portfolio			Grace Portfolio
		Depreciable	Quarterly	Pro Forma	Depreciable	Quarterly
(in thousands)	Allocation	Life (2)	Depreciation	Allocation (1)	Life (2)	Depreciation
Land	$12,133	N/A	$-	$299,273	N/A	N/A
Buildings and improvements	78,335	40.00	490	1,251,231	40.00	$7,820
Leases	8,246	19.00	109	24,856	26.13	238
Furniture, fixtures and equipment	4,793	5.00	240	349,640	5.00	17,482
Total	$103,507		$839	$1,925,000		$25,540

(1)	The current aggregate contract purchase price for the Grace Portfolio is $1.925 billion, exclusive of closing costs and subject to certain adjustments at closing. This purchase price includes all 126 hotels in the Grace Portfolio and is subject to change at closing. The purchase price allocation is an estimate; the final purchase price allocation will be completed within one year of closing.
(2)	The useful lives are estimated to be 40 years for buildings, five years for furniture, fixtures and equipment and the shorter of the useful life or the remaining lease term for leases. The depreciable life shown above for leases represents the weighted average of various lease assets.

N/A - not applicable

Franchise Fees

(in thousands)	Estimated Fees Incurred at Acquisition (1)	Depreciable Life (2)	Quarterly Depreciation
Franchise fees	$15,750	15	$263

(1)	See note J to the unaudited Pro Forma Condensed Consolidated Balance Sheet for additional discussion.
(2)	The useful life is estimated to be 15 years for franchise fees.

Quarterly
(in thousands)	Depreciation
Fee simple and leases	$26,379
Franchise fees	263
$26,642

G	Represents an adjustment to remove the interest income at the corporate level of Grace related to assets which are not included in this transaction.
H	Represents an adjustment for the pro forma capital structure, see tables below.

Barceló Portfolio Debt

				Changes in Quarterly Interest Expense
(in thousands)	Face Amount of Debt	Interest Rate	Quarterly Interest	(-) 100 Basis Points	(+) 100 Basis Points
Mortgage financing arranged by ARC Hospitality at the closing of Barceló Portfolio acquisition (1)	$45,500	4.30%	$(489)	N/A	N/A
Promissory note financing arranged by ARC Hospitality at the closing of Barceló Portfolio acquisition (2)	58,074	6.80%	(987)	N/A	N/A
Promissory note financing arranged by ARC Hospitality at the closing of Barceló Portfolio acquisition (3)	5,000	6.80%	(85)	N/A	N/A
Promissory note financing arranged by ARC Hospitality at the closing of Barceló Portfolio acquisition (4)	1,775	4.50%	(20)	N/A	N/A
Subtotal	$110,349		$(1,581)	$-	$-
Amortization of deferred financing costs (7)			(173)
Total quarterly cost of debt			$(1,754)

Grace Portfolio Debt

				Changes in Quarterly Interest Expense
(in thousands)	Face Amount of Debt	Interest Rate	Quarterly Interest	(-) 100 Basis Points	(+) 100 Basis Points
Mortgage debt assumed by ARC Hospitality at the closing of Grace Portfolio acquisition (5)	$865,000	3.13%	$(6,775)	$(2,163)	$2,163
Mortgage debt assumed by ARC Hospitality at the closing of Grace Portfolio acquisition (5)	111,000	5.92%	(1,643)	(278)	278
Class A Units (6)	451,000	7.50%	(8,456)	N/A	N/A
Subtotal	$1,427,000		$(16,874)	$(2,441)	$2,441
Amortization of deferred financing costs (7)			(1,570)
Total quarterly cost of debt			$(18,444)

Total pro forma cost of debt for Barceló Portfolio and Grace Portfolio			$(20,198)

(1)	Mortgage financing obtained on two owned hotel assets in the Barceló Portfolio acquisition.
(2)	Financing obtained on three owned hotel assets and one hotel property subject to an operating lease in the Barceló Portfolio acquisition.
(3)	Financing obtained on two joint venture hotel assets in the Barceló Portfolio acquisition.
(4)	Financing obtained to fund the property improvement reserves required for the assets obtained in the Barceló acquisition.
(5)	Financing on 106 hotels of the total 126 hotels included in the Grace Portfolio. ARC Hospitality must have an interest rate cap in place with a principal amount of at least the outstanding balance due under these notes.
(6)	Class A Units are entitled to monthly distributions at a rate of 7.50% per annum for the first 18 months following closing and 8.00% per annum thereafter. On liquidation, the holders of the Class A Units will be entitled to receive its original value (as reduced by redemptions) prior to any distributions being made to the Company. Due to its characteristics, the Class A Units will be treated as debt under GAAP and classified as "Redeemable equity instruments" in the unaudited Pro Forma Condensed Consolidated Balance Sheet.
(7)	Deferred financing costs are amortized over the life of the instrument using the effective interest method. See note I to the unaudited Pro Forma Condensed Consolidated Balance Sheet.
(8)	See note K to the unaudited Pro Forma Condensed Consolidated Balance Sheet for additional discussion of the potential $227.0 million of debt financing, which is a critical hurdle to close the transaction. If the debt financing is obtained, the Company would incur an estimated $5.1 million of deferred financing fees related to the debt which would result in an additional adjustment to interest income for the amortization. The Company would also incur an additional estimated $2.0 million of quarterly interest expense at an estimated interest rate of 3.5%.

N/A - Interest rate is fixed and thus change in interest rate analysis is not applicable.

I	Represents an adjustment for pro forma income tax provision as each hotel will be operated through a taxable real estate investment trust subsidiary ("TRS"), see table below.

(in thousands)	Barceló Portfolio	Grace Porfolio
Taxable income (1)	$25	$2,149
Income tax rate (2)	40%	40%
Provision for income tax	$10	$859

(1)	Taxable income is based on arms length rent between the Company and the TRS for each hotel.
(2)	Estimated income tax rate.

J	Represents the pro forma adjusted number of shares to be added based on equity raise requirements for the transaction. Share value used to calculate the additional share requirements is based on ARC Hospitality’s offering price of $25 less fees charged by the Company's broker dealer totaling 12% of share value.

American Realty Capital Hospitality Trust, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

Year Ended December 31, 2013

(In thousands, except for share and per share data)

									ARC Hospitality
					ARC Hospitality				Pro Forma for
			Barceló Portfolio		Pro Forma for		Grace Acquisition		Barceló Portfolio
	ARC Hospitality (A)		Acquisition Pro		Barceló Portfolio		Pro Forma		and Grace
	Predecessor	ARC Hospitality	Forma Adjustment		Acquisition	Grace (B)	Adjustment		Acquisition
	Year Ended December 31, 2013	For the Period from July 25, 2013 (date of inception) to December 31, 2013	For the Period Ended December 31, 2013		For the Period Ended December 31, 2013	Year Ended December 31, 2013	Year Ended December 31, 2013		For the Period Ended December 31, 2013

Revenues
Rooms	$30,489	$-	$-		$30,489	$413,732	$-		$444,221
Food and beverage	6,267	-	-		6,267	8,164	-		14,431
Other	3,041	-	-		3,041	6,655	-		9,696
Total revenue	39,797	-	-		39,797	428,551	-		468,348
Operating expenses
Rooms	6,340	-	-		6,340	106,117	-		112,457
Food and beverage	4,461	-	-		4,461	7,645	-		12,106
Asset management fees	-	-	-		-	7,063	(6,632)	C	431
Other property-level operating costs	15,590	-	-		15,590	139,585	-		155,175
Property tax, ground lease, insurance and property management fees (D)	1,471	-	-		1,471	31,656	-		33,127
Corporate overhead	-	-	-		-	6,470	(6,470)	E	-
Depreciation and amortization	5,105	-	(1,754)	F	3,351	83,292	19,918	F	106,561
Impairment	-	-	-		-	27,656	-		27,656
Loss on disposal of property	74	-	-		74	-	-		74
Rent	4,321	-	-		4,321	-	-		4,321
Total operating (income)/expenses	37,362	-	(1,754)		35,608	409,484	6,816		451,908
Income from Operations	2,435	-	1,754		4,189	19,067	(6,816)		16,440
Interest income	-	-	-		-	82	(82)	G	-
Interest expense	(2,265)	-	(4,615)	H	(6,880)	(82,856)	8,880	H	(80,856)
Other income	-	-	-		-	216	-		216
Equity in losses of unconsolidated affiliates	(65)	-	-		(65)	-	-		(65)
General and administrative	-	(6)	-		(6)	-	(6,470)	E	(6,476)
Unrealized loss on derivatives	-	-	-		-	(57)	57	I	-
Total expenses	(2,330)	(6)	(4,615)		(6,951)	(82,615)	2,385		(87,181)
Net income (loss) from continuing operations before taxes	105	(6)	(2,861)		(2,762)	(63,548)	(4,431)		(70,741)
Provision for income taxes	-	-	292	J	292	-	3,428	J	3,720
Net income (loss) from continuing operations and comprehensive income (loss) from continuing operations	$105	$(6)	$(3,153)		$(3,054)	$(63,548)	$(7,859)		$(74,461)

Basic and diluted net income (loss) per share	N/A	$(0.68)			$(343.61)				$(3.04)
Basic and diluted weighted average shares outstanding	N/A	8,888			8,888		24,447,806	K	24,456,694

N/A - not applicable

Notes to unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2013

A	Reflects the historical Condensed Consolidated Statement of Operations of the Company for the year ended December 31, 2013 which includes the historical Consolidated Statement of Operations for the Company for the period from July 25, 2013 (date of inception) to December 31, 2013 and the combined historical Statement of Operations for the Barceló Portfolio (Predecessor) for the year ended December 31, 2013.
B	Reflects the historical Consolidated Statement of Operations of Grace for the year ended December 31, 2013.
C	Represents an adjustment to remove the current Grace asset management fees and include the pro forma management fees upon closing of the transaction, see table below.

(in thousands except for unit data)

Class B Units	Cost of Assets	Rate	Price per Unit	Number of Units Issued per Quarter(2)	Dividend Rate	Yearly Dividend(3)
Dividends on Class B Units (1)	$2,028,507	0.1875%	$22.50	169,042	6.8%	$431

(1)	For its asset management services, the Company issues Class B Units on a quarterly basis in an amount equal the cost of the Company’s assets multiplied by 0.1875%. The Advisor is entitled to receive distributions on the vested and unvested Class B Units it receives in connection with its asset management subordinated participation at the same rate as distributions received on the Company’s common stock. The restricted Class B Units are not to be convertible into unrestricted Class B Units until such time as the adjusted market value of the Company’s assets plus applicable distributions equals the sum of the aggregate capital contributed by investors plus an amount equal to a 6.0% cumulative, pre-tax, non-compounded annual return to investors.

(2)	Class B units are issued in arrears at the end of each quarter.
(3)	Reflects the distributions on each quarterly issuance for the remainder of the year.

D	The property management fees through 2014 will be materially the same on a portfolio basis to those historically charged to the Barceló Portfolio and Grace Portfolio.
E	Pro forma corporate overhead is reclassified to general and administrative expenses to match ARC Hospitality's presentation.

F	Represents an adjustment to record depreciation expense in accordance with the Company's estimated purchase price allocation and depreciation policies, see tables below.

Fee Simple and Leases	Barceló Portfolio			Grace Portfolio
		Depreciable	Annual	Pro Forma	Depreciable	Annual
(in thousands)	Allocation	Life (2)	Depreciation	Allocation (1)	Life (2)	Depreciation
Land	$12,133	N/A	N/A	$299,273	N/A	N/A
Buildings and improvements	78,335	40.00	$1,958	1,251,231	40.00	$31,281
Furniture, fixtures and equipment	4,793	5.00	959	349,640	5.00	69,928
Leases	8,246	19.00	434	24,856	26.13	951
Total	$103,507		$3,351	$1,925,000		$102,160

(1)	The current aggregate contract purchase price for the Grace Portfolio is $1.925 billion, exclusive of closing costs and subject to certain adjustments at closing. This purchase price includes all 126 hotels in the Grace Portfolio and is subject to change at closing. The purchase price allocation is an estimate; the final purchase price allocation will be completed within one year of closing.
(2)	The useful lives are estimated to be 40 years for buildings, five years for furniture, fixtures and equipment and the shorter of the useful life or the remaining lease term for leases. The depreciable life shown above for leases represents the weighted average of various lease assets.

N/A - not applicable

Franchise Fees

	Estimated Fees
	Incurred at	Depreciable	Annual
(in thousands)	Acquisition (1)	Life (2)	Depreciation
Franchise fees	$15,750	15	$1,050

(1)	See note J to the unaudited Pro Forma Condensed Consolidated Balance Sheet for additional discussion.
(2)	The useful life is estimated to be 15 years for franchise fees

Annual
(in thousands)	Depreciation
Fee simple and leases	$105,511
Franchise fees	1,050
$106,561

G	Represents an adjustment to remove the interest income at the corporate level of Grace related to assets which are not included in this transaction.
H	Represents an adjustment for pro forma capital structure, see tables below.

Barceló Portfolio Debt				Changes in Annual Interest Expense
(in thousands)	Face Amount of Debt	Interest Rate	Annual Interest	(-) 100 Basis Points	(+) 100 Basis Points
Mortgage financing arranged by ARC Hospitality at the closing of Barceló Portfolio acquisition (1)	$45,500	4.30%	$(1,957)	N/A	N/A
Promissory note financing arranged by ARC Hospitality at the closing of Barceló Portfolio acquisition (2)	58,074	6.80%	(3,949)	N/A	N/A
Promissory note financing arranged by ARC Hospitality at the closing of Barceló Portfolio acquisition (3)	5,000	6.80%	(340)	N/A	N/A
Promissory note financing arranged by ARC Hospitality at the closing of Barceló Portfolio acquisition (4)	1,775	4.50%	(80)	N/A	N/A
Subtotal	$110,349		$(6,326)	$-	$-
Amortization of deferred financing costs (7)			(554)
Total annual cost of debt			$(6,880)

Grace Portfolio Debt				Changes in Annual Interest Expense
(in thousands)	Face Amount of Debt	Interest Rate	Annual Interest	(-) 100 Basis Points	(+) 100 Basis Points
Mortgage debt assumed by ARC Hospitality at the closing of Grace Portfolio acquisition (5)	$865,000	3.13%	$(27,100)	$(8,650)	$8,650
Mortgage debt assumed by ARC Hospitality at the closing of Grace Portfolio acquisition (5)	111,000	5.92%	(6,572)	(1,110)	1,110
Class A Units (6)	451,000	7.50%	(33,825)	N/A	N/A
Subtotal	$1,427,000		$(67,497)	$(9,760)	$9,760
Amortization of deferred financing costs (7)			(6,479)
Total annual cost of debt			$(73,976)
Total pro forma cost of debt for Barceló Portfolio and Grace Portfolio			$(80,856)

(1)	Mortgage financing obtained on two owned hotel assets in the Barceló Portfolio acquisition.
(2)	Financing obtained on three owned hotel assets and one subject to an hotel property operating lease in the Barceló Portfolio acquisition.
(3)	Financing obtained on two joint venture hotel assets in the Barceló Portfolio acquisition.
(4)	Financing obtained to fund the property improvement reserves required for the assets obtained in the Barceló Portfolio acquisition.
(5)	Financing on 106 hotels of the total 126 hotels included in the Grace Portfolio. ARC Hospitality must have an interest rate cap in place with a principal amount of at least the outstanding balance due under these notes.
(6)	Class A Units are entitled to monthly distributions at a rate of 7.50% per annum for the first 18 months following closing and 8.00% per annum thereafter. On liquidation, the holders of the Class A Units will be entitled to receive its original value (as reduced by redemptions) prior to any distributions being made to the Company. Due to its characteristics, the Class A Units will be treated as debt under GAAP and classified as "Redeemable equity instruments" in the unaudited Pro Forma Condensed Consolidated Balance Sheet.
(7)	Deferred financing costs are amortized over the life of the instrument using the effective interest method. See note I to the unaudited Pro Forma Condensed Consolidated Balance Sheet.
(8)	See note K to the unaudited Pro Forma Condensed Consolidated Balance Sheet for additional discussion of the potential $227.0 million of debt financing, which is a critical hurdle to close the transaction. If the debt financing is obtained, the Company would incur an estimated $5.1 million of deferred financing fees related to the debt which would result in an additional adjustment to interest income for the amortization. The Company would also incur an additional estimated $7.9 million of annual interest expense at an estimated interest rate of 3.5%.

N/A - Interest rate is fixed and thus change in interest rate analysis is not applicable.

I	Represents an adjustment to remove the impact of derivatives at the corporate level of Grace related to assets which are not included in this transaction.

J	Represents an adjustment for pro forma income tax provision as each hotel will be operated through a TRS see table below.

(in thousands)	Barceló Portfolio	Grace Portfolio
Taxable income (1)	$731	$8,571
Income tax rate (2)	40%	40%
Provision for income tax	$292	$3,428

(1)	Taxable income is based on arms length rent between the Company and the TRS for each hotel.
(2)	Estimated income tax rate

K	Represents the pro forma adjusted number of shares to be added based on equity raise requirements for the transaction. Share value used to calculate the additional share requirements is based on ARC Hospitality’s offering price of $25 less fees charged by the Company's broker dealer totaling 12% of share value.